BIOXCELL, INC.
 (A DEVELOPMENT STAGE COMPANY)

CONTENTS

PAGE	1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGE	2	BALANCE SHEET AS OF DECEMBER 31, 2007

PAGE	3	STATEMENT OF OPERATIONS FOR THE PERIOD JANUARY 5, 2007 (INCEPTION) TO DECEMBER 31, 2007.

PAGE	4	STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT FOR THE PERIOD FROM JANUARY 5, 2007 (INCEPTION) TO DECEMBER 31, 2007

PAGE	5	STATEMENT OF CASH FLOWS FOR THE PERIOD JANUARY 5, 2007 (INCEPTION) TO DECEMBER 31, 2007.

PAGES	6 – 14	NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
BioXcell, Inc.

We have audited the accompanying balance sheet of BioXcell, Inc. (A Development Stage Company) as of December 31, 2007, and the related statements of operations, changes in stockholders' equity and cash flows for the period January 5, 2007 (Inception) to December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of BioXcell, Inc. (A Development Stage Company) as of December 31, 2007 and the results of its operations and its cash flows for the period January 5, 2007 (Inception) to December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is in the development stage with no operations and has a net loss of $214,089, stockholders' deficiency of $100,926, and cash used in operations of $116,041 for the period from January 5, 2007 (inception) to December 31, 2007. This raises substantial doubt about its ability to continue as a going concern. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

WEBB & COMPANY, P.A.
Certified Public Accountants

Boynton Beach, Florida
November 6, 2008, except for Note 8, to which the date is December 3, 2008

1501 Corporate Drive, Suite 150 • Boynton Beach, FL 33426
Telephone: (561) 752-1721 • Fax: (561) 734-8562www.cpawebb.com

BioXcell, Inc
(A Development Stage Company)
Statement of Operations
For the period from January 5, 2007 (inception) to December 31, 2007

Assets

Current Assets:
Prepaid expenses	$3,349
Total current assets	3,349

Other Assets:
Prepaid financing costs, net	9,153
Capitalized patents, net	43,270
Total other assets	52,423

Total assets	$55,772

Liabilities and stockholders’ deficit

Current Liabilities:
Accounts payable	$10,351
Accrued expenses	3,581
Demand note payable	49,221
Total current liabilities	63,153

Long Term Liabilities:
Loan payable- related party	93,545
Total long term liabilities	93,545

Total liabilities	156,698

Commitments and contingencies	-
Stockholders’ Deficit:
Common Stock, $.001 par value; 275,000 shares authorized; 70,000 issued and outstanding	70
Additional paid-in capital	113,093
Accumulated deficit during the development stage	(214,089)
Total stockholders’ deficit	(100,926)

Total liabilities and stockholders’ deficit	$55,772

The accompanying notes are an integral part of these financial statements.

BioXcell, Inc
(A Development Stage Company)
Statement of Operations
For the period from January 5, 2007 (inception) to December 31, 2007

Operating Expenses:
Research and development	$33,350
Selling, general and administrative	177,170
Total Operating Expenses	210,520

Loss from operations	(210,520)

Other Expenses:
Interest expense	3,569
Total other expenses	3,569

Loss before income taxes	(214,089)

Provisions for income taxes	-

Net Loss	$(214,089)

Basic and diluted net loss per weighted average shares of common stock	$(3.10)
Weighted average number of shares of common stock	69,041

The accompanying notes are an integral part of these financial statements.

BioXcell, Inc
(A Development Stage Company)
Statement of Changes in Stockholder’s Deficit
For the period January 5, 2007 (inception) through December 31, 2007

	Common Stock			Accumulated
	Shares	Par	APIC	Deficit during the Development Stage	Total

Balance, January 1, 2007	-	$-	$-	$-	$-

Stock issuance to founder	70,000	70	19,930	-	20,000

In Kind Contribution of Services	-	-	90,865	-	90,865

In Kind Contribution of Interest	-		2,298	-	2,298

Net Loss For the period January 5, 2007 (inception) through December 31, 2007	-	-	-	(214,089)	(214,089)

Balance, December 31, 2007	70,000	$70	$113,093	$(214,089)	$(100,926)

The accompanying notes are an integral part of these financial statements.

BioXcell, Inc
(A Development Stage Company)
Statement of Cash Flows
For the period from January 5, 2007 (inception) to December 31, 2007

Net Loss	$(214,089)
Adjustments to reconcile net loss to net cash used in operating activities:
In kind contribution to employees	90,865
In kind interest on loan payable- related party	2,298
Amortization expense	6,152
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(15,199)
Accounts payable	10,351
Other accrued expenses	3,581
Net cash used in operating activities	(116,041)

Cash flows from investing activities:
Purchase of intangible assets	(46,725)
Net cash used in investing activities	(46,725)

Cash flows from financing activities:
Proceeds from demand note payable	49,221
Proceeds from loan payable- related party	93,545
Proceeds from the issuance of common stock	20,000
Net cash provided from financing activities	162,766

Net increase in cash and cash equivalents	$-

Cash and cash equivalents at beginning of period	$-

Cash and cash equivalents at end of period	$-

Supplemental disclosure of non-cash financing activity:
Cash paid for interest	$1,243
Cash paid for taxes	$-

The accompanying notes are an integral part of these financial statements.

BIOXCELL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
As of DECEMBER 31, 2007

NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Organization

Bioxcell, Inc., a development stage company (the "Company") was incorporated under the laws of the Commonwealth of Massachusetts on January 5, 2007.  The Company intends to commercialize its proven and patented technology that will revolutionize the treatment of infertility.  The Company’s device, the INVOcell, and the INVO procedure are designed to be simple for the patient and the clinician, less expensive and simpler to perform than conventional in vitro fertilization (“IVF”).  The simplicity of INVO means that it can be performed in a doctor's office and therefore it will be available in many more locations than conventional IVF.  INVO also allows conception and embryo development to take place inside the woman's body; an attractive feature for most women.

The Company’s activities during the development stage include developing the business plan, seeking regulatory clearance in the European Union and the United States and raising capital.

(B) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period.  Actual results could differ from those estimates.

(C) Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents.  As of December 31, 2007, the Company had $0 cash equivalents.

(D) Identifiable Intangible Assets

Intangible assets are stated at cost net of accumulated amortization and impairment.

BIOXCELL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
As of DECEMBER 31, 2007

During the period January 5, 2007 (inception) to December 31, 2007, the Company purchased $46,725 of patents that establish and protect its proprietary technology and product in several countries.  The Company intends to amortize these costs over the useful life of the patents.

TOTAL PATENTS	$46,725

ACCUMULATED AMORTIZATION	$(3,455)

PATENT COSTS, NET	$43,270

(E) Loss Per Share

Basic and diluted net loss per common share is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, “Earnings Per Share.”  As of December 31, 2007, there were no common share equivalents outstanding.

(F) Income Taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“SFAS 109”).  Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

As of December 31, 2007, the Company has a net operating loss carryforward of approximately $119,996 available to offset future taxable income.  The valuation allowance at December 31, 2007 was $48,322.  The net change in the valuation allowance for the period ended December 31, 2007 was an increase of $48,322.

(G) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(H) Concentration of Credit Risk

The Company at times has cash in banks in excess of FDIC insurance limits.  The Company had no amounts in excess of FDIC insurance limits as of December 31, 2007.

BIOXCELL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
As of DECEMBER 31, 2007

(I) Revenue Recognition

The Company will recognize revenue on arrangements in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” and No. 104, “Revenue Recognition”.  In all cases, revenue is recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

(J) Long- Lived Assets

Long-lived assets and certain identifiable assets related to those assets are periodically reviewed for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable.  If the non-discounted future cash flows of the enterprise are less than their carrying amount, their carrying amounts are reduced to the fair value and an impairment loss recognized.  There was no impairment recorded from January 5, 2007 (inception) to December 31, 2007.

(K) Recent Accounting Pronouncements

In December 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51.”  This statement improves the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards that require; the ownership interests in subsidiaries held by parties other than the parent and the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income, changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently, when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value, entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners.  SFAS No. 160 affects those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008.  Early adoption is prohibited.  The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (SFAS 161).  This statement is intended to improve transparency in financial reporting by requiring enhanced disclosures of an entity’s derivative instruments and hedging activities and their effects on the entity’s financial position, financial performance and cash flows.  SFAS 161 applies to all derivative instruments within the scope of SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” (SFAS 133) as well as related hedged items, bifurcated derivatives, and nonderivative instruments that are designated and qualify as hedging instruments.  Entities with instruments subject to SFAS 161 must provide more robust qualitative disclosures and expanded quantitative disclosures.  SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application permitted.  We are currently evaluating the disclosure implications of this statement.

BIOXCELL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
As of DECEMBER 31, 2007

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.”  SFAS No. 162 identifies the sources of accounting principles and provides entities with a framework for selecting the principles used in preparation of financial statements that are presented in conformity with GAAP.  The current GAAP hierarchy has been criticized because it is directed to the auditor rather than the entity, it is complex, and it ranks FASB Statements of Financial Accounting Concepts, which are subject to the same level of due process as FASB Statements of Financial Accounting Standards, below industry practices that are widely recognized as generally accepted but that are not subject to due process.  The Board believes the GAAP hierarchy should be directed to entities because it is the entity (not its auditors) that is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP.  SFAS 162 is effective 60 days following the SEC’s approval of PCAOB Auditing Standard No. 6, Evaluating Consistency of Financial Statements (AS/6).  The adoption of FASB 162 is not expected to have a material impact on the Company’s financial position.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-an interpretation of FASB Statement No. 60.”  Diversity exists in practice in accounting for financial guarantee insurance contracts by insurance enterprises under FASB Statement No. 60, Accounting and Reporting by Insurance Enterprises.  This results in inconsistencies in the recognition and measurement of claim liabilities.  This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation.  This Statement requires expanded disclosures about financial guarantee insurance contracts.  SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008.  The accounting and disclosure requirements of the Statement will improve the quality of information provided to users of financial statements.  The adoption of FASB 163 is not expected to have a material impact on the Company’s financial position.

NOTE 2	GOING CONCERN
As reflected in the accompanying financial statements, the Company is in the development stage with no operations, has a net loss of $214,089, a working capital deficiency of $59,803, a stockholder deficiency of $100,926, and cash used in operations of $116,041 for the period from January 5, 2007 (inception) to December 31, 2007.  This raises substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan.

BIOXCELL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
As of DECEMBER 31, 2007

NOTE 3	WORKING LINE OF CREDIT

At December 31, 2007, the Company had a $50,000 working capital line of credit with Century Bank, interest payable monthly lending rate of .24% (7.99% at 12/31/07) above the bank’s prime lending rate, maturing May 31, 2010.  At December 31, 2007, the balance outstanding on the line of credit was $ 49,221.

NOTE 4	LOAN PAYABLE AND RELATED PARTY TRANSACTIONS

On September 8, 2008, the Company entered into a related party transaction with Dr. Claude Ranoux.  Dr. Ranoux is the President and Chief Scientific Officer of the Company.  Dr. Ranoux had loaned funds to the company to sustain its operations since January 5, 2007 (inception).  As of December 31, 2007, the balance of Dr. Ranoux’s loan was $93,545.  By September 8, 2008, Dr. Ranoux’s total cumulative investment was $96,462 (“the Principal Amount”) in Bioxcell.  The September 8, 2008 agreement states that the Company will repay the amount of $96,462, plus interest that accrues at 5% per annum, to Dr. Ranoux by March 31, 2009.  Dr. Ranoux may elect to convert the Principal Amount plus all accrued interest into shares of common stock of Bioxcell at any time prior to payment upon ten (10) days advance written notice.  The conversion price shall be the fair market value of a Share (See Note 8).  For purposes of this Note, fair market value shall mean:

(a)
The average of the closing bid and asked prices of the Shares quoted in the Over-The Counter Market Summary (if not on the NASDAQ system) or the closing price quoted o the Nasdaq Stock Market or any exchange on which the Shares are listed, whichever is applicable, as published in the Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value, or

(b)
If the Shares are not traded over-the-counter or on an exchange, the fair market value of a Share shall be as determined by an independent appraiser appointed in good faith by the Maker’s Board of Directors.  The Principal Amount and all accrued interest must be converted at one time.

As of December 31, 2007, the Company recorded $2,298 of interest expense as an in-kind contribution.

BIOXCELL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
As of DECEMBER 31, 2007
NOTE 5	STOCKHOLDERS’ EQUITY

(A)	Common Stock issued for Cash

For the period from January 5, 2007 (inception) through December 31, 2007, the Company issued 70,000 shares of common stock for $20,000, at $.2857/share.

(B)	In-Kind Contribution

As of December 31, 2007, the shareholder of the Company contributed services having a fair value of $90,865.

As of December 31, 2007, $2,298 related to recorded in kind interest on related party loans was recorded.

NOTE 6	COMMITMENTS

A)	Operating Leases

In January 2007 the Company entered into an operating lease (the “lease”) with Cummings Properties, LLC, to lease 3,294 square feet of general office space.  The lease commenced in January 2007 and concludes on December 31, 2008.  The Company agreed to pay a security deposit of $3,000, which would be repaid to the Company in equal $500 installments over the first six months of the lease.  The Company received no rent incentives or improvement allowances under this agreement.  The lease requires the Company to pay minimum lease payments of $2,000 per month for the duration of the lease.  The lease is subject to a cost of living increase equal to the Boston, MA Consumer Price Index at the beginning of each calendar year.  The future minimum lease payment for 2008 is $24,000.

B)	Consulting agreements

On May 28, 2007, the Company entered into a fee agreement with Financial Solutions LLC, to assist the Company with raising up to $600,000 in operating capital (debt, equity or any combination).  The Company agreed to pay Financial Solutions LLC an up front fee of $850 and a percentage of total funds raised according to the following schedule:

•	7.5% if $0 to $600,000 is raised
•	9.0% if $600,000 to $1,000,000 is raised
•	15% if over $1,000,000 is raised

On October 22, 2007 the Company entered in to a fee agreement with Business Growth Resources, LLC (“BGR”), to assist the Company with raising operating capital.  The Company agreed to pay Business Growth Resources a retainer of $7,500 payable as follows: $2,500 upon execution of the agreement, and $2,500 every thirty days thereafter.  The Company also agreed to pay Business Growth Resources, LLC 5% of any investment proceeds that were introduced to the Company by BGR.  Because of BGR’s inability to introduce viable investment opportunities to the Company, the two parties separated the agreement.  The Company paid $5,000 for BGR’s efforts.

BIOXCELL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
As of DECEMBER 31, 2007

NOTE 7	RELATED PARTY TRANSACTIONS

The Company’s officers have loaned the Company $93,545 in the form of unsecured loans.  At December 31, 2007, the Company owed $93,545 (See Note 4).  .

NOTE 8	SUBSEQUENT EVENTS

A)	Securities Exchange Agreement

During December 2008, the Company entered in to a Share Exchange Agreement (“Exchange Agreement”) with Emy’s Salsa Aji Distribution Company, Inc. (“Emy’s), a Nevada corporation.  Under the Exchange Agreement, BioXcell Shareholders will exchange all of the BioXcell Shares outstanding for 38,307,500 newly-issued shares of Emy’s common stock, with a $0.0001 par value per share.

At the time of the Exchange Agreement, these shares will constitute approximately 72% of the issued and outstanding shares of Emys Common Stock immediately after the closing of the transaction.  The transaction will be treated as a reverse merger and recapitalization by the accounting acquirer.

It is the intention of the parties that: (i) the Share Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Code”); and (ii) the Share Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended and in effect on the date of this Agreement (the “Securities Act”).

B)	Stock Purchase Agreement

On May 19, 2008, the Company signed a term sheet with Lionshare Ventures LLC (“LSV”).  The terms of the agreement were such that LSV agreed to invest $1,500,000 for 18,000,000 shares of common stock.  The agreement was amended during November 2008 to reduce the number of shares issued to 10,893 and the cash payments to $585,000 ($53.70 per share).

BIOXCELL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
As of DECEMBER 31, 2007

As of November 27, 2008, LSV has invested $585,000 and the Company issued 10,893 common shares.

C)	Common Stock issued to founders

On November 26, 2008, the Board of Directors of Bioxcell, Inc. and certain founding shareholders agreed to redistribute the initial amounts granted to the founders of the company to more accurately reflect the relative contributions of each founder.  As a result the total number of shares issued to founders was adjusted to 94,471 in the following manner:

▪	Kathleen Karloff was granted an additional 744 shares so that her aggregate holding of Bioxcell common stock was now 15,744 shares
▪	Claude Ranoux returned 937 shares to the Company so that his aggregate holding of Bioxcell common stock was now 69,063 shares
▪	Rusty Warren returned 5,336 shares to the Company so that his aggregate holding of Bioxcell common stock was now 9,664 shares

The return of shares by two of the shareholders will be treated as an in-kind contribution by the Company.  The additional shares issued will be recorded at fair market value and on the date of grant and will be recorded as officers’ compensation expense.

D)	Stock Issued for Cash

On April 21, 2008, the Company issued 375 shares of common stock for cash of $12,000 ($32/share).

On April 21, 2008, the Company issued 500 shares of common stock for cash of $20,000 ($40/share).

On September 15, 2008 the Company issued 112 shares of common stock for cash of $10,000 ($89.29/share)

On October 1, 2008 the Company issued 224 shares of common stock for cash of $19,978 ($89.19/share)

On October 14, 2008 the Company issued 561 shares of common stock for cash of $49,960 ($89.06/share)

On October 26, 2008 the Company issued 112 shares of common stock for cash of $10,000 ($89.29/share)

BIOXCELL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
As of DECEMBER 31, 2007

E)	Stock Issued for Services

On September 18, 2008, the Company issued 50 shares of common stock in exchange for $4,480 of services ($89.60/share)

F)	Service Agreements

Upon completion of the Exchange Agreement between Bioxcell, Inc., Bioxcell Shareholders and Emy’s Salsa Aji Distribution Company, Inc., the Company has agreed to issue shares to certain service providers as payment.  The Company has pledged 120,000 (post Share Exchange shares) to these service providers upon the completion of the Exchange Agreement.  As of today, no shares have been issued.

G)	Employee Agreements

Since January 1, 2008, the company has signed eight employee agreements for Officers and Executives of the Company.  Three of these agreements were with the founders of the Company.  The founders were issued shares in the Company detailed in (Note 8C).

The remaining five of the agreements were executed with executives and staff of the Company.  These employees were issued common shares and options to purchase common shares of the Company.  Under the terms of these employee agreements, these shares only vest upon the completion of the Exchange Agreement (See Note 8 (A)).  A total of 280,000 (post closing shares) of common stock and additional 500,000 options to purchase an additional 500,000 (post closing shares) of the Company’s common stock have been agreed upon under the Exchange Agreement.  As of today the share exchange has not closed and no shares have been vested (Note 8C).

H)	Regulatory Approval

In May 2008, the Company received notice that the Invocell product meets all the essential requirements of the relevant European Directive(s), and received CE Marking.  The CE Marking (also known as CE mark) is a mandatory conformity mark on many products placed on the single market in the European Economic Area (EEA).  The CE Marking (an acronym for the French "Conformité Européenne") certifies that a product has met EU health, safety and environmental requirements, which ensure consumer safety.

With CE Marking, the Company now has the ability and necessary regulatory authority to distribute its product in the European Economic Area (Includes: The European Union, Canada, Australia, New Zealand, and most parts of the Middle East).  The company has not sold any units of Invocell to date.

BIOXCELL, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
As of DECEMBER 31, 2007

I)	Loan Payable

On September 8, 2008, the Company entered into a related party transaction with Dr. Claude Ranoux.  Dr. Ranoux is the President and Chief Scientific Officer of the Company.  Dr. Ranoux had loaned funds to the company to sustain its operations since January 5, 2007 (inception).  As of December 31, 2007, the balance of Dr. Ranoux’s loan was $93,545.  By September 8, 2008, Dr. Ranoux’s total cumulative investment was $96,462 (“the Principal Amount”) in Bioxcell.  The September 8, 2008 agreement states that the Company will repay the amount of $96,462, plus interest that accrues at 5% per annum, to Dr. Ranoux by March 31, 2009.  Dr. Ranoux may elect to convert the Principal Amount plus all accrued interest into shares of common stock of Bioxcell at any time prior to payment upon ten (10) days advance written notice.  The conversion price shall be the fair market value of a Share (See Note 8).  For purposes of this Note, fair market value shall mean:

(a)
The average of the closing bid and asked prices of the Shares quoted in the Over-The Counter Market Summary (if not on the NASDAQ system) or the closing price quoted o the Nasdaq Stock Market or any exchange on which the Shares are listed, whichever is applicable, as published in the Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value, or

(b)
If the Shares are not traded over-the-counter or on an exchange, the fair market value of a Share shall be as determined by an independent appraiser appointed in good faith by the Maker’s Board of Directors.  The Principal Amount and all accrued interest must be converted at one time.